SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 23, 1999




                           YONKERS FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its Charter)



      Delaware              0-277716                      13-3870836
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(State or other      (Commission File No.)    (IRS Employer Identification No.)
jurisdiction of incorporation)



                One Manor House Square, Yonkers, New York 10701
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (914) 968-4500



                                       N/A
          (Former name or former address, if changed since last report)

Item 5.     Other Events

     On April 23, 1999, the Registrant issued the attached press release announcing its earnings for the quarter and six months ended March 31, 1999 and the declaration of a quarterly cash dividend of $0.08 per share.

Item 7.

Financial Statements and Exhibits

      (a)   Exhibits

            99.   Press release, dated April 23, 1999.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                          YONKERS FINANCIAL CORPORATION




Date:  April 27, 1999               By:   /s/ Richard F. Komosinski
                                          --------------------------------
                                          Richard F. Komosinski, President


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